EQUITABLE FINANCIAL LIFE AND ANNUITY COMPANY

Report of Independent Auditors

To the Board of Directors of Equitable Financial Life and Annuity Company

Opinions

We have audited the accompanying statutory financial statements of Equitable Financial Life and Annuity Company (the “Company”), which comprise the statutory statements of assets and liabilities, surplus and other funds as of December 31, 2023 and 2022, and the related statutory statements of summary of operations, of changes in capital and surplus, and of cash flows for the years then ended, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the assets and liabilities, surplus and other funds of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Colorado Division of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Colorado Division of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Colorado Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017

T: (646) 471 3000, www.pwc.com/us

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the statutory financial statements taken as a whole. The supplemental schedule of selected financial data, summary investment schedule, and supplemental investment risk interrogatories (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2023 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

New York, New York

April 1, 2024

EQUITABLE FINANCIAL LIFE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF ASSETS, LIABILITIES, SURPLUS AND OTHER FUNDS

AS OF

(in thousands)

	December 31,
	2023	2022
ADMITTED ASSETS
Cash and invested assets:
Cash, cash equivalents and short term investments	$34,535.2	$14,710.4
Fixed maturities	289,093.3	315,710.9
Policy loans	214,929.0	226,441.2

Total cash and invested assets	$538,557.5	$556,862.5
Amounts receivable from reinsurers	15,593.0	996.9
Receivable from parent, subsidiaries and affiliates	182.9	16.5
Admitted disallowed IMR	2,820.5	—
Other assets	3,087.6	2,668.3

Total Assets	$560,241.5	$560,544.2

LIABILITIES,SURPLUS AND OTHER FUNDS
Liabilities:
Commitments and contingencies (Note 8)
Policy reserves & deposit type funds	$372,192.1	$418,970.7
Asset valuation reserve	1,562.7	1,241.6
Payable to parent, subsidiaries and affiliates	25,934.3	31,204.7
Other liabilities	15,291.0	12,346.2

Total Liabilities	$414,980.1	$463,763.2

Capital and Surplus:
Common capital stock	$2,500.0	$2,500.0
Gross paid in and contributed surplus	181,346.5	181,346.5
Assigned surplus — Admitted disallowed IMR	2,820.5	—
Unassigned (deficit) surplus	(41,405.6)	(87,065.5)

Capital and Surplus	$145,261.4	$96,781.0

Total Liabilities, Capital and Surplus	$560,241.5	$560,544.2

See notes to the statutory financial statements

EQUITABLE FINANCIAL LIFE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF SUMMARY OF OPERATIONS

FOR THE YEARS ENDED

(in thousands)

	December 31,
	2023	2022
SUMMARY OF OPERATIONS
Premiums and annuity considerations	$(933.8)	$(154.6)
Net investment income	22,565.2	12,285.9
Other income	2,478.5	2,523.2

Total revenues	24,109.9	14,654.5

Policyholder benefits	22,429.5	23,650.3
Increase (decrease) in reserves	(46,778.6)	(47,038.2)
Commissions and operating expenses	1,773.7	2,273.8

Total benefits and expenses	(22,575.4)	(21,114.1)

Net gain (loss) from operations before federal income taxes	46,685.3	35,768.6
Federal income taxes (benefit) expense (excl. capital gains tax)	—	—

Net gain from operations	46,685.3	35,768.6
Net realized capital losses, net of tax	(569.3)	(279.4)

Net Income	$46,116.0	$35,489.2

See notes to the statutory financial statements

EQUITABLE FINANCIAL LIFE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

FOR THE YEARS ENDED

(in thousands)

	December 31,
	2023	2022
CHANGES IN CAPITAL AND SURPLUS
Balance — beginning of year	$96,781.0	$54,600.9
Prior year correction of errors	—	5,138.7

Adjusted Balance — beginning of year	96,781.0	59,739.6
Net Income	46,116.0	35,489.2
Change in asset valuation reserve	(321.1)	(431.7)
Capital contribution	—	—
Other changes to surplus	2,685.5	1,983.9

Net change in capital and surplus for the year	48,480.4	37,041.4

Balance — end of year	$145,261.4	$96,781.0

See notes to the statutory financial statements

EQUITABLE FINANCIAL LIFE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED

(in thousands)

	December 31,
	2023	2022
Cash from operating:
Premiums and annuity considerations	$(1,394.1)	$(145.6)
Net investments income	22,298.1	13,605.1
Other income	2,478.4	2,523.2

Total	23,382.4	15,982.7

Policy benefits	33,410.2	49,624.0
Commissions, expenses and other deductions	2,830.8	1,161.2
Federal and Foreign Income tax	—	—

Total	36,241.0	50,785.2

Net cash (used in) provided from operations	(12,858.6)	(34,802.5)

Cash from investments:
Fixed maturities sold, matured or repaid	42,453.5	28,741.0
Fixed maturities acquired	(18,025.0)	(99,214.7)
Net increase (decrease) in policy loans	11,547.4	17,384.4

Net cash from investments	35,975.9	(53,089.3)

Cash from financing and miscellaneous sources :
Capital and paid in surplus	—	50,000.0
Other cash (applied) provided	(3,292.5)	3,302.5

Net cash from financing and miscellaneous sources	(3,292.5)	53,302.5
Net change in cash and short-term investments	19,824.8	(34,589.3)
Cash, short-term investments, beginning of year	14,710.4	49,299.7

Cash, short-term investments, end of year	$34,535.2	$14,710.4

Supplemental disclosures of cash flow information:

Non-cash activities during 2023 and 2022 not included in the Statutory Statements of Cash Flows consist of $5,998.6 and $1,735.0 exchange of bonds, respectively.

See notes to the statutory financial statements

EQUITABLE FINANCIAL LIFE AND ANNUITY COMPANY

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

1.	ORGANIZATION

Equitable Financial Life and Annuity Company (“the Company”) is a stock life insurance company chartered by the State of Colorado. The Company is a wholly owned subsidiary of Equitable Financial Services, LLC (“EFS”) a downstream holding company of Equitable Holdings, Inc., and collectively with its consolidated subsidiaries referred to herein as “Holdings”. The Company is an indirect, wholly-owned subsidiary of Holdings.

The Company’s current operations consist principally of the servicing of whole life fixed premium, interest sensitive and 10 year, 15 year and 20 year term life insurance policies. The Company’s life products are distributed by sales associates of Equitable Network, LLC (“Equitable Network”), an affiliate. The Company discontinued issuing new business in 2002. From 2009 through 2011, the Company began issuing one-year term life insurance on a limited basis. This was discontinued in 2012.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying statutory basis financial statements of the Company have been prepared in conformity with accounting practices and procedures as prescribed or permitted by the Department of Regulatory Agencies, Colorado Division of Insurance (“SAP”).

The Department of Regulatory Agencies, Colorado Division of Insurance (“Colorado Division of Insurance” or the “Department”) recognizes only statutory accounting practices prescribed or permitted by the State of Colorado for determining and reporting the financial condition and results of operations of an insurance company, in order to determine its solvency under the Colorado State Insurance Laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Colorado. NAIC SAP is comprised of the Preamble, the Statements of Statutory Accounting Principles (SSAPs) and Appendices.

There are no differences in net income and capital and surplus under NAIC SAP and under SAP for the Company.

Accounting Changes:

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles are reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. During 2023 and 2022, there were no accounting changes that had a material impact on the Company.

Prior Year Correction of Errors :

During 2023, the company did not record any correction of errors from previous years.

During Q2 2022, the Company’s management identified an error whereby the Company recorded impairments of certain policyholder loans and interest receivables because of the untimely processing of cash receipts for policyholder transactions. Upon processing of the cash receipts, it was determined the previously recorded impairments should not have been recorded. As a result of this error, the 2021 net loss from operations was overstated by $5,025.0 thousand (lower loss), and the 2021 surplus was understated by $5,025.0 thousand. In accordance with SSAP #3, the Company reported a correction to increase opening surplus by $5,025.0 thousand within the Statutory Statements of Changes in Capital and Surplus.

During Q1 2022, the Company discovered errors related to policy loan interest totaling $3,988.4 thousand that had been received in 2021, however was not properly recorded as net investment income during 2021. As a result of this error, 2021 net loss from operations was overstated and surplus was understated by $3,988.4 thousand and $113.7 thousand, respectively. In accordance with SSAP #3, the Company reported a correction to increase opening surplus by $113.7 thousand within the Statutory Statements of Changes in Capital and Surplus.

The total errors were evaluated individually and in the aggregate and were concluded to be immaterial on the previously issued financial statements.

Differences Between Generally Accepted Accounting Principles in the United States of America (“GAAP”) and SAP:

The differences between statutory surplus and capital stock determined in accordance with SAP and total shareholder’s equity on a GAAP basis are primarily to: (a) the inclusion in SAP of an Asset Valuation Reserve (“AVR”) intended to stabilize surplus from fluctuations in the value of investment portfolio; (b) policy reserves and deposit type funds under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable and deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company’s financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on earnings. Further, deferred tax assets are reflected to the extent the probability of realization is more likely than not and admissibility of deferred tax assets than are considered realizable is limited while under GAAP, current and deferred Federal income taxes are reported in both income and comprehensive income and deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company’s financial statements. Deferred tax assets are subject to a similar realization assessment under GAAP; (e) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral under SAP of interest-related realized capital gains and losses on fixed income investments through the Interest Maintenance Reserve (“IMR”); (f) certain assets, primarily a portion of the deferred tax asset, are not admissible under SAP but are admissible under GAAP; (g) reserves and reinsurance recoverables on unpaid claims on reinsured business are netted in aggregate reserves and the liability for life policy claims, respectively, under SAP while under GAAP these reinsured amounts are reflected as an asset; and (h) under SAP, premiums, regardless of policy type, are recognized when due and include the change in the deferred premium asset while under GAAP revenue recognition varies by product type and does not include the change in deferred premiums.

The effects of the differences between GAAP and SAP on the accompanying statutory financial statements have not been determined, but are presumed to be material.

Use of Estimates in Preparation of the Financial Statements

The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the period. Actual results could differ from those estimates. Some of the significant estimates include valuation of investments and those used in determining the measurement of a recognized other than temporary impairment; aggregate reserves; claim liabilities; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters

Accounting Policies

Recognition of Premium Income and Related Expenses

Premiums, considerations and purchase payments are generally recognized as income when due. Payments on deposit type contracts are recorded to the policy reserve. Policy acquisition costs incurred in connection with the acquiring of new business, such as commissions, underwriting, agency and policy issuance expenses, are charged to operations as incurred.

Reinsurance ceded

Policy and contract liabilities ceded to reinsurers under coinsurance agreements have been reported as reductions of the related reserves. Any reinsurance balance amounts deemed to be uncollectible are written off through a charge to earnings. A liability for reinsurance balances is provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability for unauthorized reinsurers are credited or charged to surplus. Any increase in surplus net of tax resulting from a new reinsurance agreement is recognized as a direct credit to surplus. Recognition of the surplus increase as income is amortized net of tax as earnings emerge from the business reinsured, with no additional impact to surplus. Losses from new reinsurance treaties are expensed immediately.

Valuation of Investments:

Fixed Maturities, which consist of long-term bonds, are stated primarily at amortized cost in accordance with the valuation prescribed by the Department and the NAIC. On June 11, 2018, the NAIC Valuation of Securities Task Force (“VOS”) adopted a more granular NAIC Designation Category framework. The new NAIC Designation Category applies wherever an NAIC Designation is reported and produced by the SVO. The more granular delineations of credit risk are called an NAIC Designation Category, a combination of the NAIC Designation and NAIC Designation Modifier, and are distributed as follows, 20 in total: 7 for the NAIC 1 Designation grade indicated by the letters A through G; 3 delineations each for each of the NAIC Designation grades NAIC 2, NAIC 3, NAIC 4 and NAIC 5 indicated by the letters A, B and C and 1 delineation for NAIC Designation grade NAIC 6 with no NAIC Designation Modifier. Bonds rated in the top five NAIC Designations are generally valued at amortized cost while bonds rated at the lowest NAIC Designations are valued at lower of amortized cost or fair market value. The Company follows both the prospective and retrospective methods for amortizing bond premium and discount. Both methods require the recalculation of the effective yield at each reporting date if there has been a change in the underlying assumptions. For the prospective method, the recalculated yield will equate the carrying amount of the investment to the present value of the anticipated future cash flows. The recalculated yield is then used to accrue income on the investment balance for subsequent accounting periods. There are no accounting changes in the current period unless the undiscounted anticipated cash flow is less than the carrying amount of the investment. For the retrospective method, the recalculated yield is the rate that equates the present value of actual and anticipated future cash flows with the original cost of the investment. The current balance of the investment is increased or decreased to the amount that would have resulted had the revised yield been applied since inception and investment income is correspondingly decreased or increased. For other than temporary impairments, the cost basis of the bond excluding loan-backed and structured securities is written down to fair market value as a new cost basis and the amount of the write down is accounted for as a realized loss.

Mortgage backed and asset backed bonds are amortized using the effective interest method including anticipated prepayments from the date of purchase; significant changes in the estimated cash flows from original purchase assumptions are accounted for using the retrospective method. Mortgage backed and asset backed bonds carrying values are adjusted for impairment deemed to be other than temporary through write-downs recorded as realized capital losses.

Prepayment assumptions for loan-backed bonds and structured securities were obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is predominately used to value securities except issues in default; the prospective adjustment method was used to value issues in default and issues that have a variable interest rate.

Short-term investments are stated at cost or amortized cost, which approximates fair value.

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with a maturity of three months or less and certificates of deposits of one year or less.

Policy loans are stated at unpaid principal balances.

Realized Investments Gains (Losses) and Unrealized Investment Gains (Losses)

Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of net income. The change in unrealized capital gains (losses) is presented as a component of change in surplus.

The AVR and IMR are required under SAP. The AVR is determined by a specified formula and provides for possible future investment losses through charges to capital and surplus. The AVR requires reserves for bonds, preferred stocks, common stocks, mortgage loans on real estate, real estate, and other investments. The IMR captures, for all types of fixed income investments, the realized investment gains and losses which result from changes in the overall level of interest rates. These deferred investment gains or losses are amortized into income over the remaining term to maturity of the investments sold.

As of September 2023, the NAIC adopted a change to the reporting of net negative Interest Maintenance Reserve (IMR). Reporting entities that qualify pursuant to certain limitations, are permitted to admit previously disallowed negative IMR up to 10% of the reporting entity’s adjusted general account capital and surplus as required to be shown on the statutory balance sheet of the reporting entity for its most recently filed statement with its domiciliary state commissioner. The capital and surplus cap is adjusted to exclude any net positive goodwill, EDP equipment and operating system software, net deferred tax assets and admitted net negative (disallowed) IMR. As a result of the change, as of December 31, 2023, EFLA was able to record on its balance sheet, an asset line item titled “Admitted disallowed IMR” totaling $2,820.5 thousand.

Fair Value of Financial Instruments:

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1	Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3	Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The Company defines fair value as the unadjusted quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security-or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ widely accepted internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades.

Non-Admitted Assets:

Certain assets designated as “non-admitted” (principally the deferred tax asset) are excluded from the Statement of Assets and statutory surplus. The Company had $9,569.0 thousand of non-admitted assets as of December 31, 2023.

Policy and Contract Claims:

Policy and contract claim expenses are reported in the period when the Company determines they are incurred. The claim liability would include an estimate for claims incurred but not reported.

Aggregate Reserves:

Aggregate reserves for insurance policies are generally computed under the Commissioners’ Reserve Valuation Method or otherwise under the net level premium method or comparable method, and are subject to reserve adequacy testing.

Benefit reserves are computed using statutory mortality and interest requirements and are generally determined without consideration of future withdrawals. Interest rates used in establishing such reserves range from 4% to 6%.

Federal Income Taxes

The Company has a tax sharing agreement with Equitable Holdings and is included in a consolidated federal income tax return together with Equitable Holdings and other affiliates. In accordance with the tax sharing agreement, tax expense is based on a separate company computation. Any loss not currently usable is carried forward and credited when usable by the Company on a separate basis. For more information see Footnote 5.

3.	INVESTMENTS

Fixed Maturities

The following tables provide additional information relating to fixed maturities held by the Company:

	Carrying Value	Gross Unrealized		Estimated Fair Value
		Gains	Losses
		(in thousands)
December 31, 2023
Fixed maturities:
U.S. Government	$6,628.8	$1.0	$221.2	$6,408.6
Special Revenue & Special Assessment Obligation	5,829.7	4.3	525.4	5,308.6
Industrial & Misc. (Unaffiliated)	276,634.8	2,394.2	17,729.6	261,299.4

Total Fixed maturities	$289,093.3	$2,399.5	$18,476.2	$273,016.6

	Carrying Value	Gross Unrealized		Estimated Fair Value
		Gains	Losses
		(in thousands)
December 31, 2022
Fixed maturities:
U.S. Government	$10,637.2	$2.7	$829.0	$9,810.9
Special Revenue & Special Assessment Obligation	2,095.3	6.6	123.0	1,978.9
Industrial & Misc. (Unaffiliated)	302,978.4	489.9	29,021.4	274,446.9

Total Fixed maturities	$315,710.9	$499.2	$29,973.4	$286,236.7

Proceeds from sales of investments in fixed maturities during 2023 and 2022 were $36,381.1 thousand and $23,493.3 thousand, respectively. Gross gains of $0 in 2023 and $19.9 thousand in 2022 and gross losses of $2,711.1 thousand in 2023 and $1,238.6 thousand in 2022, respectively were realized on these sales.

The carrying value and estimated fair value of fixed maturities at December 31, 2023 by contractual maturity are as follows:

	Carrying Value	Fair Value
	(in thousands)
Due in one year or less	$8,807.0	$8,689.6
Due after one year through five years	75,215.4	73,416.5
Due after five years through ten years	191,848.8	178,140.2
Due after ten years	11,409.4	11,051.6
Mortgage-backed securities	1,812.7	1,718.7

Total fixed maturities	$289,093.3	$273,016.6

Fixed maturities not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

The Company’s management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews the Company’s securities with unrealized losses for other-than-temporary impairments (“OTTI”). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company’s Investments Under Surveillance (“IUS”) Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

The following table discloses fixed maturities (192 issues) and (240 issues), that have been in a continuous unrealized loss position for less than a twelve month period and greater than a twelve month period as of December 31, 2023 and 2022, respectively (in thousands):

December 31, 2023	Less than 12 Months		12 Months or Longer		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(in thousands)
U.S Government	$—	$—	$6,315.4	$221.2	$6,315.4	$221.2
Special Revenue & Special Assess. Obligations	—	—	5,163.5	525.4	5,163.5	525.4
Industrial & Misc. (Unaffiliated)	3,910.8	19.7	206,144.4	17,709.9	210,055.2	17,729.6

Total Fixed maturities	$3,910.8	$19.7	$217,623.3	$18,456.5	$221,534.1	$18,476.2

December 31, 2022	Less than 12 Months		12 Months or Longer		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
U.S Government	$407.4	$742.3	$159.3	$86.7	$566.7	$829.0
Special Revenue & Special Assess. Obligations	1,759.9	123.0	—	—	1,759.9	123.0
Industrial & Misc. (Unaffiliated)	216,938.0	18,965.1	39,287.9	10,056.3	256,225.9	29,021.4

Total Fixed maturities	$219,105.3	$19,830.4	$39,447.2	$10,143.0	$258,552.5	$29,973.4

All contractual payments remain current and the Company has the ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value.

The Company’s fixed maturity investments are classified by the NAIC utilizing ratings from 1 to 6. Some securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or NAIC designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2023, the Company’s had no fixed maturities that were considered to be other than investment grade.

For the years ended 2023, and 2022, there were no write downs incurred.

At December 31, 2023 and 2022, there were no investments held for the production of income which were non-income producing, for the twelve months preceding the Statutory Statement of Assets date.

At December 31, 2023 and 2022, the Company, in accordance with various government and state regulations, had $4,385.6 thousand and $4,385.1 thousand, respectively of assets on deposit with government or state agencies, representing 0.8% of net admitted assets as of December 31, 2023.

Reporting Net Negative (Disallowed) Interest Maintenance Reserve (IMR) (in thousands)

Net Negative (disallowed) IMR

Total	General Account	Insulated Separate Account	Non-Insulated Separate Account

$2,820.5	$2,820.5	$ —	$ —

Negative (disallowed) IMR admitted

Total	General Account	Insulated Separate Account	Non-Insulated Separate Account

$2,820.5	$2,820.5	$ —	$ —

Calculated adjusted capital and surplus

Total
Prior Period General Account Capital & Surplus	$104,230.3
From Prior Period SAP Financials
Net Positive Goodwill (admitted)	$—

EDP Equipment & Operating system Software (admitted)	$—

Net DTAs (admitted)	$894.3

Net Negative (disallowed) IMR (admitted)	$2,961.5

Adjusted Capital & Surplus	$100,374.5

Percentage of adjusted capital and surplus

Total
Percentage of Total Net Negative (disallowed) IMR admitted in General Account or recognized in Separate account to adjusted capital and surplus	2.8%

Allocated gains/losses to IMR from derivatives

	Gains	Losses
Unamortized Fair Value Derivative Gains & Losses Realized to IMR—Prior Period	—	—

Fair Value Derivative Gains & Losses Realized to IMR—Added in Current Period	—	—

Fair Value Derivative Gains & Losses Amortized Over Current Period	—	—

Unamortized Fair Value Derivative Gains & Losses Realized to IMR—Current Period Total	—	—

The Company attests to the following statements:

i.	Fixed income investments generating IMR losses comply with the Company’s documented investment or liability management policies.

ii.	IMR losses for fixed income related derivatives—Not applicable

iii.	Any deviation to 13.c.i is because of a temporary and transitory timing issue or related to a specific event.

iv.	Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures.

4. INVESTMENT INCOME

The following table summarizes the net investment income for 2023 and 2022 (in thousands):

	2023	2022

Fixed maturities	$10,054.9	$9,339.0
Policy Loans	12,568.6	3,191.1
Cash, cash equivalents and short term investments	755.2	249.4
Other Income	7.1	1.9
Investment expense & other	(244.5)	(224.4)
Amortization of interest maintenance reserve	(576.1)	(271.1)

Net Investment Income	$22,565.2	$12,285.9

a. Due and accrued income was excluded from investment income on the following bases:

Securities as recommended by Equitable Holding’s Investments under Surveillance Committee.

b. The total amount excluded was $0

c. The gross, nonadmitted and admitted amounts for interest income due and accrued.

Amount
1. Gross amount for interest income due and accrued	$4,121,991
2. Nonadmitted amount for interest income due and accrued	$—
3. Admitted amount for interest income due and accrued	$4,121,991

d. Aggregate deferred interest—None

e. The cumulative amounts of paid-in-kind (PIK) interest included in the current principal balance—None

5. INCOME TAXES

A.

1.	The components of net deferred income tax assets and liabilities as of December 31, 2023, consisted of the following (in thousands):

	2023			2022			Change
	(1)	(2)	(3)	(4)	(5)	(6)
			(Col.1+2)			(Col.4+5)	(Col.1-4)	(Col.2-5)
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
1a) Gross Deferred Tax Assets	$10,745.4	$—	$10,745.4	$20,548.3	$—	$20,548.3	$(9,802.9)	$—	$(9,802.9)
1b) Statutory Valuation Allowance Adjustment	—	—	—	—	—	—	—	—	—

1c) Adjusted Gross Deferred Tax Assets	10,745.4	—	10,745.4	20,548.3	—	20,548.3	(9,802.9)	—	(9,802.9)
1d) Adjusted Gross Deferred Tax Assets Non-Admitted	9,168.4	—	9,168.4	18,931.0	—	18,931.0	(9,762.6)	—	(9,762.6)

1e) Subtotal Admitted Adjusted Gross Deferred Tax Asset	1,577.0	—	1,577.0	1,617.3	—	1,617.3	(40.3)	—	(40.3)

1f) Gross Deferred Tax Liabilities	298.7	382.6	681.3	245.2	277.7	522.9	53.5	104.9	158.4

1g) Net Admitted Deferred Tax Assets	$1,278.3	$(382.6)	$895.7	$1,372.1	$(277.7)	$1,094.4	$(93.8)	$(104.9)	$(198.7)

2.	Admission calculation components:

Admission Calculation Components SSAP. 101(in thousands):

	2023			2022			Change
	(1)	(2)	(3)	(4)	(5)	(6)
	Ordinary	Capital	(Col.1+2) Total	Ordinary	Capital	(Col.4+5) Total	(Col.1-4) Ordinary	(Col.2-5) Capital	Total
2a.) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
2b.) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	$895.7	—	$895.7	$1,094.4	—	$1,094.4	$(198.7)	—	$(198.7)
2b.1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	$895.7	—	895.7	$1,094.4	—	1,094.4	(198.7)	—	(198.7)

	2023			2022			Change
	(1)	(2)	(3)	(4)	(5)	(6)
	Ordinary	Capital	(Col.1+2) Total	Ordinary	Capital	(Col.4+5) Total	(Col.1-4) Ordinary	(Col.2-5) Capital	Total
2b.2)Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	21,654.9	XXX	XXX	14,353.0	XXX	XXX	7,301.9
2c.) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities	681.3	—	681.3	522.9	—	522.9	158.4	—	158.4

2d.) Deferred tax assets admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,577.0	—	$1,577.0	$1,617.3	—	$1,617.3	$(40.3)	—	$(40.3)

Other Admissibility Criteria (in thousands)

	2023	2022
3a.) Ratio percentage used to determine recovery period and threshold limitation amount.	5,719.7%	3,799.6%
3b.) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation as filed:	$145,928.4	$96,928.2

4.	Impact of Tax Planning Strategies (in thousands):

	2023		2022		Change
	1	2	3	4	5	6
	Ordinary	Capital	Ordinary	Capital	(Col. 1-3) Ordinary	(Col. 2-4) Capital
1. Adjusted gross DTAs amount from Note 9A1(c)	$10,745.4	—	$20,548.3	$—	$(9,802.9)	$—
2. Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

3. Net Admitted Adjusted Gross DTAs amount from Note 9A1(e)	$1,577.0	—	$1,617.3	—	$(40.3)	$—
4 Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

The company’s tax planning strategies does not include the use of reinsurance.

B.	There are no deferred tax liabilities which are not recognized.

C.	Current income taxes incurred consist of the following major components (in thousands):

1.	Current Income Taxes

	2023	2022	(Col. 1-2)
Current Income Tax			Change
1a.) Federal income tax on operations	$—	$—	$—
1b.) Foreign	—	—	—

1c.) Subtotal	$—	$—	$—
1d.) Federal income tax on net capital gains	—	—	—
1e.) Utilization of capital loss carry-forwards	—	—	—
1f.) Incurred tax item in surplus	—	—	—

1g.) Federal and foreign income taxes incurred	$—	$—	$—

2.	Deferred tax assets (in thousands)

	2023	2022	(Col. 1-2)
Ordinary			Change
(2a1) Discounting of unpaid losses	$—	$—	$—
(2a2) Unearned premium reserve		—	—
(2a3) Policyholder reserve	25.6	8,433.0	$(8,407.4)
(2a4) Investments	—	—	—
(2a5) Deferred acquisition costs	1,340.5	1,406.8	(66.3)
(2a6) Policyholder dividends accrual	—	—	—
(2a7) Fixed assets	—	—	—
(2a8) Compensation and benefits accrual	—	—	—
(2a9) Pension accrual	—	—	—
(2a10) Receivables-nonadmitted	—	—	—
(2a11) Net operating loss carry-forward	9,294.9	10,017.8	(722.9)
(2a12) Tax credit carry-forward	—	—	—
(2a13)Non Admitted Asset	84.4	690.7	(606.3)

(2a99) Subtotal	10,745.4	20,548.3	(9,802.9)
C2b) Statutory valuation allowance adjustment	—	—	—
C2c). Nonadmitted	9,168.4	18,931.0	(9,762.6)

C2d.) Admitted ordinary deferred tax assets (2a99-2b-2c)	$1,577.0	$1,617.3	$(40.3)

Capital
(2e1) Investments	—	—	—
(2e2) Net capital loss carry-forward	—	—	—
(2e3) Real estate	—	—	—
(2e4) Other	—	—	—
(2e99.) Subtotal	—	—	—
(C2f) Statutory valuation allowance adjustment	—	—	—
(C2g) Non Admitted	—	—	—

(C2h) Admitted capital deferred tax assets (2e99-2f-2g)	—	—	—
(C2i.) Admitted deferred tax asset (2d + 2h)	$1,577.0	$1,617.3	$(40.3)

3.	Deferred tax liabilities (in thousands):

	2023	2022	Change
Ordinary
(3a1) Investments	—	—	—
(3a2) Fixed assets	—	—	—
(3a3) Deferred and uncollected premium	$289.2	$231.0	$58.2
(3a4) Policyholder reserves	$9.5	14.2	$(4.7)
(3a5) Other	—	—	—

(3a99) Subtotal	298.7	245.2	53.5
Capital
(3b1) Investments	$382.6	277.7	$104.9
(3b2) Real estate	—	—	—
(3b3) Other	—	—	—

(3b99) Subtotal	382.6	277.7	104.9
(C3c.) Deferred tax liabilities (3a99+3b99)	681.3	522.9	158.4
C4. Net deferred tax assets/liabilities (2i-3c)	$895.7	$1,094.4	$(198.7)

The change in net deferred income taxes is comprised of the following (in thousands):

	2023	2022	Change
Total deferred tax assets	$10,745.4	$20,548.3	$(9,802.9)
Total tax liabilities	(681.3)	(522.9)	(158.4)

Net deferred tax assets/(liabilities)	10,064.1	20,025.4	(9,961.3)
Statutory valuation allowance adjustment	—	—	—

Net deferred tax assets/(liabilities) after SVA	$10,064.1	$20,025.4	$(9,961.3)
Tax effect of unrealized gains (losses)			—

Increase (decrease) in net deferred tax asset (liability)			$(9,961.3)

D.	Reconciliation of total statutory income taxes reported to tax at the statutory tax rate:

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows (in thousands):

	2023	2022
Provision computed at statutory rate	$9,234.6	$7,234.8
IMR capital gains and amortization	121.0	57.0
Change in non admitted assets	605.7	(490.8)
2021 Revision recorded in 2022		1,890.0

Total statutory taxes	$9,961.3	$8,691.0

Federal and Foreign Income Taxes Incurred		—
Change in net deferred income tax	9,961.3	8,691.0

Total statutory taxes	$9,961.3	$8,691.0

E.	As of December 31, 2023 and 2022 the Company has tax effected net operating loss carry-forwards of $9,294.9 thousand and $10,017.8 thousand, respectively, available for tax purposes.

The amounts of federal income taxes incurred that are available for recoupment in the event of future net losses are $0 thousand, $0 thousand and $0 thousand in 2023, 2022 and 2021, respectively.

There are no deposits admitted under section 6603 of the Internal Revenue Code.

F.	The company is included in a consolidated federal tax return together with its ultimate domestic parent Equitable Holdings and other subsidiaries and affiliates as follows:

1.	Equitable Financial Life Insurance Company	9.	MONY Financial Services, Inc.
2.	Equitable Financial Life Insurance Company of America	10.	Financial Marketing Agency, Inc.
3.	Equitable Distribution Holding Corporation	11.	EQ AZ Life Re Company
4.	AllianceBernstein Corp.	12.	CS Life RE Company
5.	Equitable Structured Settlement Corp.	13.	Alpha Units Holdings II, Inc.
6.	Equitable Casualty Insurance Co.	14.	Alpha Units Holdings, Inc.
7.	JMR Realty Services, Inc.	15.	Penn Investment Advisors, Inc.
8.	1740 Advisers, Inc.

Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or receivable as a result of taxable operations for the current year.

In accordance with the tax sharing agreement between Holdings and the Company, tax expense is based on separate company computations. Any loss not currently usable is carried forward and credited when usable by the company on a separate basis.

G.	Consideration of the Inflation Reduction Act (Act) for Fourth Quarter 2023 Financial Statements:

a.	The Inflation Reduction Act (Act) was enacted on August 16, 2022, and included a new corporate alternative minimum tax (“CAMT”). The Act and CAMT go into effect for tax years beginning after 2022.

b.

The Company is included in a consolidated federal income tax return together with its ultimate domestic parent, Equitable Holdings, Inc. (“EQH”). EQH has determined that it does not expect to be liable for CAMT in 2023.

H.

As of December 31, 2023, the Company had no provision for tax contingencies. It is not expected that this will increase in the next twelve months. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months. The possible change in the amount of unrecognized tax benefit cannot be estimated at this time.

6.	INFORMATION CONCERNING PARENT, SUBSIDIARIES, AND AFFILIATES

On December 31, 2021, with the permission of the Colorado Division of Insurance, the Company accrued a $50.0 million capital contribution from EFS. This amount was settled on February 16, 2022.

The Company reimburses Equitable Financial Life Insurance Company (“EFLIC”) for its use of their personnel, property and facilities in carrying out certain of its operations. Reimbursement for intercompany services is made on the basis of the cost of services provided. The amounts of these inter-company transactions were $313.4 and $0.0 thousand in 2023 and 2022, respectively. The Company paid Equitable Network $1,634.4 thousand and $1,927.8 thousand for agent renewal commissions and fees in 2023 and 2022 respectively. Intercompany transactions are typically settled on a monthly basis.

The Company recorded $25,934.3 thousand and $31,204.7 thousand of intercompany amounts payable, primarily due to EFLIC as of December 31, 2023 and 2022, respectively. In addition $182.9 thousand and $16.5 thousand were due from Equitable Network as of December 31, 2023 and 2022, respectively.

AllianceBernstein provides investment advisory and management services to the Company on a fee basis which amounted to $244.5 thousand and $225.3 thousand in 2023 and 2022, respectively.

The Company and EFLIC have reinsurance agreements in which the Company cedes a portion of its life insurance business to EFLIC. Under these agreements, the Company received $1,802.4 thousand and $7,520.2 thousand for claims and expenses from EFLIC in 2023 and 2022 and paid $6,175.7 thousand and $6,566.8 thousand for premiums to EFLIC in 2023 and 2022, respectively. See Footnote 10 for further details.

The Company has inforce corporate owned life insurance policies (“COLI”) issued to EFLIC, which are 100% ceded to a third party reinsurer. Direct premiums received from EFLIC were $13.5 million and $14.7 million for the years 2023 and 2022, respectively.

As a result of guidance issued on related party reporting, additional related parties and investments are required to be reported. In addition to its affiliated bonds holdings, under this new definition Equitable also had bond assets of $34.9 million that represent securitization or similar investment vehicles such as mutual funds, limited partnerships and limited liability companies involving a relationship with a related party as sponsor, originator, manager, servicer, or other similar influential role and for which less than 50% (including 0%) of the underlying collateral represents investments in or direct credit exposure to related parties.

7.	CAPITAL AND SURPLUS, SHAREHOLDER DIVIDEND RESTRICTIONS

The Company has 1,000,000 shares of common capital stock authorized and outstanding with a par value of $2.50 per share as of 2023 and 2022. All outstanding shares are held by EFS.

Under Colorado Insurance Law, a domestic life insurer may pay without prior approval of the Superintendent a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would not permit the Company to pay any shareholder dividends during 2024. Any payment of dividends during 2024 requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. The Company did not pay any dividends in 2023 and 2022.

8.	CONTINGENCIES

Assessments

The Company holds a $115.6 thousand liability for the estimated portion of future assessments related to insolvent insurers, primarily Executive Life Insurance Company and Lincoln Memorial Life Insurance Company. These assessments are expected to be paid over an extended period. The Company also holds a $97.7 thousand asset for premium tax offsets that are expected to be realized with respect to these assessments and $129.5 thousand asset for premium tax offsets for assessments already paid. The Company has received no notification in 2023 of any other new insolvency material to the Company.

Listed below is a reconciliation of premium tax offsets (in thousands):

a. Assets recognized from paid and accrued premium tax offsets prior year end	$218.4
b. Decreases current year:
Premium tax offset applied	14.5
c. Increases current year:
2023 Assessments for which future credits will be applied	23.3

d. Assets recognized from paid and accrued premium tax offsets current year end	$227.2

Litigation

Insurance litigation:

A number of lawsuits, claims, assessments and regulatory inquiries have been filed or commenced against life insurers in the jurisdictions in which the Company does business. These actions and proceedings involve, among other things, insurers sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, cost of insurance increases, the use of captive reinsurers, payments of death benefits and the reporting and escheatment of unclaimed property, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters. Some of the matters have resulted in the award of substantial fines and judgments against other insurers, including punitive damages, or in substantial settlements. Courts, juries and regulators often have substantial discretion in awarding damage awards and fines, including punitive damages. The Company, from time to time, is involved in such actions and proceedings. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company’s financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards and regulatory fines that bear little or no relation to actual economic damages incurred, continues to create the potential for an unpredictable judgment in any given matter.

9.	FAIR VALUE MEASUREMENTS

Assets measured at fair value on a non-recurring basis

Certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds valued at the lower of cost or fair value (after any other than temporary impairments), or investments that are impaired during the current year and recorded at fair value at that point in time. As of December 31, 2023 and 2022, there are no assets measured at fair value on a non-recurring basis.

Aggregate Fair Value of all Financial Instruments. (in thousands):

2023
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Bonds	$273,016.6	$289,093.3	$—	$273,016.6	$—	$—
Policy Loans	$249,548.8	$214,929.0	$—	$—	$249,548.8	$—

2022
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)

Bonds	$286,236.7	$315,710.9	$—	$286,236.7	$—	$—

Policy Loans	$250,914.9	$226,441.2	$—	$—	$250,914.9	$—

10.	REINSURANCE AGREEMENTS

The Company cedes reinsurance to EFLIC and non-affiliated insurance companies. The financial statement amounts are shown net of reinsurance ceded. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the Company of liability.

To limit exposure to losses, effective February 1998, the Company reinsured 90% of the mortality risk on new term policies. The Company also reinsures mortality risks in excess of $150.0 thousand on any single life, as well as the entire risk on certain substandard underwriting risks and in certain other cases. The reinsurance treaties include an agreement with the Reinsurance Group of America (“RGA”) for the Corporate Owned Life Insurance (‘COLI) block of business.

The amounts related to reinsurance ceded agreements are as follows:

	2023	2022
	(in thousands)
Direct premiums	$20,429.7	$23,067.8
Reinsurance premiums ceded:
EFLIC	(5,977.3)	(6,350.9)
Reinsurance Group of America	(13,715.6)	(14,918.9)
Other	(1,670.6)	(1,952.6)

Premiums	$(933.8)	$(154.6)

Reduction in insurance
Reserves: (at December 31)
Reinsurance Group of America	$1,089,724.7	$1,127,262.6
Other	$1,108.8	$1,446.6
Included in Other income:
Commission and expense allowance	$2,478.5	$2,523.2

No contracts requiring disclosure under paragraphs 79-84 of SSAP No. 61R were identified for the year ended December 31, 2023 and December 31, 2022, respectively.

11.	RESERVES FOR LIFE CONTRACTS AND DEPOSIT-TYPE CONTRACTS

The Company waives deduction of deferred fractional premium upon death of insured and returns any portion of the final premium paid beyond the month of death. Surrender values are not in excess of the legally computed reserves.

Policies issued subject to multiple table substandard extra premiums are valued on the substandard reserve basis which recognizes the non-level incidence of the excess mortality costs. For permanent or temporary flat extras, an extra reserve equal to one-half of the gross extra premium is held in addition to the reserve on the standard basis.

As of December 31, 2023, the Company has $1,045,124 insurance in-force for which gross premiums are less than the net premiums according to the standard valuation set by the State of Colorado. Reserves to cover the above totaled $6.3 thousand at year-end and are reported in Exhibit 5, Miscellaneous Reserves.

The Tabular Interest and cost has been determined by formula as required by the insurance laws in the State of Colorado.

The Tabular Less Actual Reserve Released has been determined by formula as required by the insurance laws in the State of Colorado.

The Tabular Cost has been determined by formula as required by the insurance laws in the State of Colorado.

The Company has no contracts not involving life contingencies.

12.	ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS (in thousands):

	Account Value		Cash Value		Reserve
1. General Account
a.Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$		$		$
b. Universal Life
c. Universal Life with Secondary Guarantees
d. Indexed Universal Life
e. Indexed Universal Life with Secondary Guarantees
f. Indexed Life
g. Other Permanent Cash Value Life Insurance		$1,458,952.4		$1,458,952.4		$1,460,393.8
h. Variable Life
i. Variable Universal Life
j. Miscellaneous Reserves
a.Not subject to discretionary withdrawal or no cash values:
a. Term Policies without Cash Value		XXX		XXX		$1,155.4
b. Accidental Death Benefits		XXX		XXX		$—
c. Disability – Active Lives		XXX		XXX		$—
d. Disability – Disabled Lives		XXX		XXX		$1,470.0
e. Miscellaneous Reserves		XXX		XXX		$6.3

(3) Total (gross: direct + assumed)		$1,458,952.4		$1,458,952.4		$1,463,025.5

(4) Reinsurance Ceded		$1,089,526.0		$1,089,526.0		$1,090,833.4

(5) Total (net) (3) — (4)		$369,426.4		$369,426.4		$372,192.1

B. Separate Account with Guarantees – None.

C. Separate Account Nonguaranteed – None.

13.	PREMIUMS AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums as of December 31, 2023 and 2022 were as follows:

	2023		2022
	Gross	Net of Loading	Gross	Net of Loading
	(in thousands)		( in thousands)
Ordinary renewal	$(1,989.7)	$(2,157.3)	$(2,556.8)	$(2,763.1)

Total	$(1,989.7)	$(2,157.3)	$(2,556.8)	$(2,763.1)

14.	SUBSEQUENT EVENTS

Events and transactions subsequent to the balance sheet date have been evaluated by management, for purpose of recognition or disclosure in these financial statements, through their date of issue on April 1, 2024.

Equitable Financial Life and Annuity Company

Schedule 1—Selected Financial Data

At and for the Year Ended December 31, 2023

The following is a summary of certain financial data included in exhibits and schedules in the Annual Statement filed with the office of Colorado Division of Insurance subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

2023
(in thousands)
Investment Income Earned
U.S. Government bonds	$152.9
Other bonds (unaffiliated)	9,902.0
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	—
Real estate	—
Premiums notes, policy loans and liens	12,568.6
Cash on hand and on deposit	755.2
Short-term investments	—
Other invested assets	—
Derivative instruments	—
Aggregate write-ins for investment income	7.1
Gross Investment Income	$23,385.8

Real Estate Owned—Book Value less Encumbrances	—

Mortgage Loans – Book Value:
Farm mortgages	—
Residential mortgages	—
Commercial mortgages	—
Total mortgage loans	—

Mortgage Loans by Standing—Book Value:
Good standing	—
Good standing with restructured terms	—
Interest overdue more than three months, not in foreclosure	—
Foreclosures in process	—
Other Long Term Assets – Statement Value	—
Collateral Loans	—
Bonds and Stocks of Parent, Subsidiaries and Affiliates – Book
Value:
Bonds	—
Preferred Stocks	—
Common Stocks	—
Bonds and Short-term Investments by Class and Maturity:
Bonds by Maturity – Statement Value
Due within one year or less	$8,996.0
Over 1 year through 5 years	79,592.8
Over 5 years through 10 years	188,646.6
Over 10 years through 20 years	11,476.6
Over 20 years	381.3

Total by Maturity	$289,093.3

Equitable Financial Life and Annuity Company

Schedule 1—Selected Financial Data

At and for the Year Ended December 31, 2023 (Continued)

2023
(in thousands)
Bonds by Class—Statement Value
Class 1	$214,484.7
Class 2	74,608.6
Class 3
Class 4
Class 5
Class 6

Total by Class	$289,093.3

Total Bonds Publicly Traded	$250,131.8

Total Bonds Privately Placed	$38,961.5

Preferred Stocks—Statement Value	—
Common Stocks—Fair Value	—
Short-term Investments—Book Value	—

Financial Options Owned – Statement Value	—
Financial Options Written and In Force—Statement Value	—
Financial Futures Contracts Open—Current Price	—
Cash on Deposit	$(328.5)

Life Insurance in Force
Industrial
Ordinary	$2,049,948.0

Credit Life	—
Group Life	—

Amount of Accidental Death Insurance in Force Under
Ordinary Policies	$1,300.0

Life Insurance Policies with Disability Provisions in Force:
Industrial
Ordinary	$35,904.0

Credit Life	—
Group Life	—

Supplementary Contracts in Force:
Ordinary—Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Ordinary—Involving Life Contingencies
Income Payable	—
Group—Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Group—Involving Life Contingencies
Income Payable	—

Equitable Financial Life and Annuity Company

Schedule 1—Selected Financial Data

At and for the Year Ended December 31, 2023 (Continued)

2023
(in thousands)
Annuities:
Ordinary
Immediate—Amount of Income Payable	—
Deferred—Fully Paid Account Balance	—
Deferred—Not Fully Paid—Account Balance	—
Group
Amount of Income Payable	—
Fully Paid Account Balance	—
Not Fully Paid—Account Balance	—

Accident and Health Insurance—Premiums in Force:
Ordinary	—
Group	—
Credit	—

Deposit Funds and Dividend Accumulations:
Deposit Funds—Account Balance	—
Dividend Accumulations – Account Balance	—

Claim Payments 2023 :
Group Accident and Health Year Ended December 31, 2023 2023	—
2022	—
2021	—
2020	—
2019	—
Prior	—

Other Accident and Health	—
2023	—
2022	—
2021	—
2020	—
2019	—
Prior	—

Other Coverage’s that use developmental methods to calculate claim reserve	—
2023	—
2022	—
2021	—
2020	—
2019	—
Prior	—

Equitable Financial Life and Annuity Company

Supplemental Summary Investment Schedule

December 31, 2023

	Gross Investment Holdings and Admitted Assets as Reported in the Annual Statement
	(in thousands)
Investment Categories	Amount	Percentage
Long-Term Bonds (Schedule D, Part 1):
U.S. Governments	$6,628.8	1.23%
U.S. Political Subdivisions of States, Territories and
Possessions, Guaranteed
U.S. Special Revenue and Special Assessment Obligations,	5,829.7	1.08%
etc., Non-Guaranteed
Industrial and Miscellaneous	276,634.8	51.37%
Total Long-Term Bonds	$289,093.3	53.68%

Cash, Cash Equivalents, and Short-Term Investments:
Cash (Schedule E, Part 1)	(328.5)	(0.06)%
Cash Equivalents (Schedule E, Part 2)	34,863.7	6.47%
Total Cash, Cash Equivalents, and Short-Term Investments	$34,535.2	6.41%

Contract loans	$214,929.0	39.91%

Total invested assets	$538,557.5	100%

Equitable Financial Life and Annuity Company

Supplemental Investment Risks Interrogatories

December 31, 2023

1.	State the reporting entity’s total admitted assets as reported on the Statement of Assets: $560,241.5 thousand.

2.

State by investment category the ten largest exposures to a single issuer/borrower/investment, excluding U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans are as follows:

Investment	Amount	% of Total Admitted Assets
	(in thousands)
META PLATFORMS INC	$5,998.9	1.1
INTEL CORP	5,866.5	1.0
SPIRE ALABAMA INC	5,000.0	0.9
TEXAS INSTRUMENTS INC	4,962.8	0.9
STATE STREET CORP	4,597.7	0.8
HOME DEPOT INC/THE	4,175.9	0.7
PROLOGIS LP	4,086.9	0.7
TENNESSEE VALLEY AUTHORITY	4,017.0	0.7
ALABAMA POWER CO	4,000.0	0.7
BPCE SA	3,570.4	0.6

3.	State the amounts and percentages of the reporting entity’s total admitted assets held in bonds, short term investments and preferred stocks by NAIC rating:

NAIC Designation	Statement Value	% of Total Admitted Assets
	(in thousands)
NAIC-1	$214,484.7	38.3%
NAIC-2	74,608.6	13.3%
NAIC-3	0.0

	$289,093.3

The Company held no preferred stock.

4.	Assets held in foreign investments:

	(in thousands)
Total admitted assets held in foreign investment	$40,292.4	7.2%
Foreign currency-denominated investments	$0.0	0.0%
Insurance liabilities denominated in that same foreign currency	$0.0	0.0%

Equitable Financial Life and Annuity Company

Supplemental Investment Risks Interrogatories

December 31, 2023

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	% of Total Admitted Assets
	(in thousands)
Countries rated NAIC 1	$39,292.1	7.0%
Countries rated NAIC 2	1,000.3	0.2%
Countries rated NAIC 3 or below	—	—

6.	Two largest foreign investment exposures to a single country categorized by NAIC sovereign rating are as follows:

	Amount		% of Total Admitted Assets
Countries rated NAIC 1:	(in thousands	)
Country: Netherlands	$8,664.4		1.5%
Country: Japan	$8,583.9		1.5%

Countries rated NAIC 2:
Country: Italy	$1,000.4		0.2%

Countries rated NAIC 3: or below

10.	List the ten largest non-sovereign (i.e. non-governmental) foreign issues are as follows:

Issuer	NAIC Rating	Amount	% of Total Admitted Assets
		(in thousands)
BPCE SA	1.E FE, 2.A FE	3,570.4	0.6
MITSUBISHI UFJ FINANCIAL GROUP INC	1.G FE	3,488.0	0.6
ENEL FINANCE INTERNATIONAL NV	2.A FE	2,865.1	0.5
SUMITOMO MITSUI FINANCIAL GROUP INC	1.G FE	2,600.6	0.5
APTIV PLC / APTIV CORP	2.B FE	2,422.5	0.4
SIEMENS FINANCIERINGSMAATSCHAPPIJ NV	1.E FE	1,998.0	0.4
EQUINOR ASA	1.D FE	1,992.3	0.4
SHELL INTERNATIONAL FINANCE BV	1.D FE	1,988.3	0.4
WESTPAC BANKING CORP	1.D FE	1,866.6	0.3
BANCO SANTANDER SA	1.F FE	1,826.4	0.3

11.	Assets held in Canadian investments are less than 2.5% of the Company’s reporting entity’s total admitted assets.

The following interrogatories are not applicable for the Company: numbers 7, 8, 9 covering unhedged foreign currency exposure; number 12 covering contractual sales restrictions; number 13 covering equity interests; number 14 covering non affiliated privately placed equities; number 15 covering general partnership interests; numbers 16 and 17 covering mortgage loans; number 18 covering real estate; number 19 covering investments held in mezzanine real estate loans; number 20 covering securities lending agreements and repurchase agreements; number 21 covering warrants, options, caps, and floors; number 22 covering collars, swaps, and forwards; number 23 covering futures contracts.